SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


            Date of Report (date of earliest event reported):  February 21, 2007


                              sUNBURST ACQUISITIONS V, INC.
                              -----------------------------
                (Exact name of Registrant as specified in its charter)

               Colorado                0-24483               84-1461844
--------------------------------------------------------------------------------
   (State or other jurisdiction   (commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)


             P.O. Box No 3831      General Post Office          Hong Kong
                        (Address of principal executive offices)

             Issuer's telephone number, including area code:  (852) 9654 4021


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

      Effective March 14, 2007 the Company dismissed Larry O'Donnell, CPA, P.C. ("O'Donnell"). O'Donnell audited the Company's financial statements for the fiscal years ended April 30, 2005 and 2006. During the Company's two most recent fiscal years and subsequent interim period ended March 14, 2007, there were no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to thesatisfaction of O'Donnell would have caused it to make reference to such disagreements in its reports.


       The Company provided Larry O'Donnell, CPA, P.C. with a copy of this disclosure on Form 8-K prior to filing it with the SEC, and requested that O'Donnell furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this disclosure, and if not, stating the aspects with which it does not agree. A copy of the letter provided by O'Donnell, dated May 25, 2007, is attached to this Form 8-K as an exhibit.

       On March 14, 2007, the Company engaged Malone & Bailey P.C.
       ("Malone & Bailey") as its independent registered public accounting firm. The change in the Company's auditors was recommended and approved by the directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ended March 14, 2007, the Company did not consult with Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1		Letter on change in certifying accountant from
                Larry O'Donnell CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2007

Sunburst Acquisitions V, Inc.

By: /s/ Terence Ho
Name:   Terence Ho
Title:  Director